EATON VANCE EMERGING AND FRONTIER COUNTRIES EQUITY FUND

Supplement to

Prospectus dated March 1, 2022 as revised April 29, 2022

and Statement of Additional Information (“SAI”) dated March 1, 2022

The following changes are effective January 1, 2023:

1.	The following is added to “Management” in “Fund Summary” in the Prospectus:

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

2.    The following replaces the fourth paragraph under “Management.” in “Management and Organization” in the Prospectus:

Pursuant to an investment sub-advisory agreement, EVM and BMR have delegated the investment management of the Fund and the Portfolio, respectively, to Eaton Vance Advisers International Ltd. (“EVAIL”), 125 Old Broad Street, London, EC2N 1AR, United Kingdom, a registered investment adviser. EVM and BMR pay EVAIL a portion of its fee for sub-advisory services provided to the Fund. Pursuant to a participating affiliate arrangement, EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”) to render investment advisory services to the Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliate agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). On March 1, 2021, upon the closing of the Transaction, EVAIL and EVGA each became indirect wholly owned subsidiaries of Morgan Stanley. Prior to March 1, 2021, EVAIL and EVGA were each indirect wholly owned subsidiaries of EVC.

The Fund’s semiannual report covering the fiscal period ended April 30 will provide information regarding the basis for the Trustees’ approval of the Fund and Portfolio’s investment advisory agreement and sub-advisory agreement, respectively.

3.	The following replaces the first paragraph of “Investment Advisory Services.” in “Investment Advisory and Administrative Services” in the SAI:

Investment Advisory Services. As described in the Prospectus, upon the closing of the transaction by which Morgan Stanley acquired EVC (the “Transaction”) the Fund entered into a new Investment Advisory Agreement with Eaton Vance and the Portfolio entered into a new Investment Advisory Agreement with BMR. Each investment adviser manages the investments and affairs of the Portfolio and the Fund, as applicable, and provides related office facilities and personnel subject to the supervision of the Trust’s Board, in the case of a Fund, or a Portfolio’s Board. The investment sub-adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund or Portfolio and what portion, if any, of the Fund’s or Portfolio’s assets will be held uninvested. Each Investment Advisory Agreement and Investment Sub-Advisory Agreement requires each investment adviser or sub-adviser, as the case may be, to pay the compensation and expenses of all officers and Trustees who are members of the investment adviser’s or sub-adviser’s organization and all personnel of the investment adviser or sub-adviser performing services relating to research and investment activities.

4.	The following replaces the second paragraph of “Investment Advisory Services.” in “Investment Advisory and Administrative Services” in the SAI:

Effective January 1, 2023, pursuant to investment sub-advisory agreements between Eaton Vance and EVAIL and BMR and EVAIL, Eaton Vance and BMR pay compensation to EVAIL for providing sub-advisory services to the Fund and the Portfolio.

Each Investment Advisory Agreement and Investment Sub-Advisory Agreement with the investment adviser or sub-adviser, as applicable, continues in effect through and including the second anniversary of its execution and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust, in the case of the Fund, or the Portfolio cast at a meeting specifically called for the purpose of voting on such approval pursuant to the requirements of the 1940 Act and (ii) by the Board of the Trust, in the case of the Fund, or the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio or Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by either party, or by vote of the majority of the outstanding voting securities of the Portfolio or Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser, as applicable, may render services to others. Each Agreement also provides that the investment adviser or sub-adviser, as applicable, shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment. Each Agreement is not intended to, and does not, confer upon any person not a party to it any right, benefit or remedy of any nature.

5.	The following sub-section is added after “Information about BMR and Eaton Vance.” in “Investment Advisory and Administrative Services” in the SAI:

Information About EVAIL. EVAIL provides investment advice to institutional clients and pooled investment vehicles. As described in the Prospectus, following the close of the Transaction on March 1, 2021, EVAIL became an indirect, wholly-owned subsidiary of Morgan Stanley. Prior to March 1, 2021, EVAIL was an indirect, wholly-owned subsidiary of EVC. EVAIL was originally organized in 2015.

EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (“MSIM FMIL”), in rendering investment advisory services to the Fund. Prior to October 1, 2021, EVAIL engaged in a participating affiliate agreement with its affiliate, Eaton Vance Global Advisors Limited (“EVGA”). MSIM FMIL is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. MSIM FMIL has entered into a Memorandum of Understanding (“MOU”) with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. Investment professionals from MSIM FMIL may render portfolio management, research and other services to the Fund subject to supervision by EVAIL.

6.    The following replaces “Code of Ethics.” in “Investment Advisory and Administrative Services” in the SAI:

Code of Ethics. The investment adviser, sub-adviser, principal underwriter, and the Fund and Portfolio have adopted Codes of Ethics governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act. Under the Codes, employees of the investment adviser, the sub-adviser and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by a Fund or Portfolio) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

December 30, 2022	41726 12.30.22